THE JAPAN EQUITY FUND, INC.

GENERAL INFORMATION


THE FUND

     The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

SHAREHOLDER INFORMATION

     The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

     The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

     Inquiries concerning your share account should be directed to PFPC Inc. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 331-1710 or by writing The Japan Equity Fund, Inc., c/o PFPC Inc. P.O. Box 43027, Providence, RI 02940-3027.

A brief summary of the material aspects of the Plan follows:

     WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

     MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your nominee. If you withdraw, you or your nominee will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

     HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

     WHAT IS THE CASH PURCHASE FEATURE? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the annual purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

     IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

     WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

     PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

                                                                December 3, 2003

  DEAR SHAREHOLDERS:

        It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2003.

  PERFORMANCE AND REVIEW OF THE JAPANESE STOCK MARKET

     The movement of the stock market was characterized by a strong rally after bottoming out in April 2003. The TSE continued to decline during the first part of the year and posted a 20-year low average of 7,607 on April 28. However, the trend shifted upward since then, reaching to the 11,000 level.

        To review the market developments:

        - November 02: The Nikkei 225 rebounded by 6.7%, recovering to the 9,000 level on November 28, 2002, while the TOPIX closed 3.5% higher. Early in the month, the market fell, dragged by some major banks and debt overhanging companies. However, toward the end of the month, the market regained lost ground because: (1) fears for an immediate nationalization of major banks retreated;
           (2) the U.S. stock market remained steady; and (3) foreign investors, who had sold Japanese stocks since June 2002, turned into net buyers later in the month.

        - December 02: In December, the Nikkei 225 declined 6.9% to 8,578.95, while the TOPIX closed 5.5% lower at 843.29. The Nikkei 225 fell for nine straight days, the longest such losing streak in eleven years, while the TOPIX hit an 18-year low on December 16, 2002. Though there was no specific negative news on the fundamentals, profit-taking after a sharp rise in late November as well as selling pressure from individual investors dampened the market.

        - January 03: The Nikkei 225 declined 2.8% to 8,339.94, while the TOPIX closed 2.6% lower at 821.18. Early in the month, massive foreign investor buying sent the market upward. However, the direction reversed thereafter due to: (1) the increase in selling pressure from financial institutions and corporate pension funds; and (2) the growing tension regarding a military conflict with Iraq, together with the weakness of the U.S. stock market.

        - February 03: Geopolitical risks (Iraq and North Korea) and share liquidation by financial institutions forced the market to stay in a bottom area after testing strong resistance of the Nikkei 225, at a level of 8,800. February and the early part of March is generally a seasonal weak period even in the 1980's bull market years, due to institutional liquidation toward the fiscal year end. Geopolitical risks and plummeting bank shares made this seasonal weakness even more painful this year.

        - March 03: The fall in share prices accelerated in March, on the back of sales to unwind cross shareholdings in the run-up to the closing of full-year accounts. Further, sales related to the return of the government portion of employee pension funds, and also the increasing lack of buyers due to the uncertainty over the Iraq situation, contributed to the market falling to new post-bubble lows. Although there was a rebound in share prices across the globe once the war in Iraq began, the upturn in Japan was muted due to the financial instability that had been triggered by the fall in share prices, as well as concerns over North Korea. During March, the average daily trading volume on the First Section of the TSE was 830 million shares, with an average trading value of Y570 billion.

        - April 03: April saw investors increasingly focus on low to mid-priced stocks as they avoided international blue chips, which were particularly affected by the return of the subrogated portion of employee pension funds to the government and also the U.S. economy, where the war in Iraq led to increasing uncertainty. Buyers continued to shy away, not only because of the lack of a sense of urgency in government policy, or the deterioration in supply/demand conditions caused by the return of the subrogated portion of pension funds, but also because investors took a wait-and-see attitude to corporate earnings announcements. As a result, the market remained on a downward trend, hitting new post-bubble lows toward the end of the month. During April, the average daily trading volume on the First Section of the TSE was 950 million shares, with an average trading value of Y590 billion.

           The end of the Iraq war in early April shifted the stock market's attention away from the war to the U.S. economy, but lingering uncertainties, including the impact from the war, meant that the Japanese stock market continued to follow a downward trend, with major high techs and international blue chips falling primarily due to their susceptibility to U.S. trends and the selling pressure from crossholding unwinding and the partial return of the pension management to the government (DAIKO HENJO) problem. At the end of April, Sony's downward revision of earnings projections triggered the market's plunge to a series of post-bubble lows.

        - May 03: In May, reflecting a rise in the U.S. stock market, Japanese stocks, especially in the high tech, communications, and exporting sectors, climbed despite the strong yen, and the Nikkei 225 recovered to the 8,300 level at the end of the month when the rising yen trend halted. In addition, bank shares went higher on expectations that the injection of public funds into Resona Bank would lead to the strengthening of the banking sector's capital base. Further, the government's announcement of stock market support measures made it harder to sell, although they were mainly aimed at improving supply and demand. Nonetheless, once announcements of corporate results and government measures were over, there were few incentives to boost the market further. The outlook for the U.S. economy still looked uncertain, while concerns about the domestic economy increased following the downward revision of economic assessments by the Bank of Japan and negative supply-demand factors for major stocks remained. On the other hand, low and middle-priced stocks were individually picked based on news that had emerged during the peak results announcement period.

        - June 03: The June market benefited from non-Japanese investors increasing their positions in Japanese stocks, as they looked increasingly undervalued compared to U.S. stocks, which had risen on expectations of a mild economic recovery, excessive concerns about the financial system diminished, and earnings of Japanese companies began to recover. Consequently, the Nikkei 225 regained the 9,000 level for the first time since December 2002. The selling pressure from supply and demand factors, such as crossholdings unwinding and the DAIKO-HENJO problem, also lessened somewhat as the need to sell stocks in a hurry decreased due to a rise in share prices, and traded volumes recovered considerably. However, as there were no definite improvements in fundamentals, the market saw increased profit-taking selling at the 9,000 level, and became top-heavy amid the lack of aggressive buyers.

        - July 03: At the start of the month of July, despite a slowdown in market momentum, the Nikkei 225 recovered to above 10,000 points in intraday trading as a result of purchases by non-Japanese investors amid the continued bullishness of U.S. markets and financial deregulation. This was mirrored by buying from Japanese institutional investors following the improvement in the economic environment as indicated by the Bank of Japan's June TANKAN survey and a rise in capital spending by semiconductor makers. Consequently, trading volume exceeded 2 billion shares on July 3 for the first time in 14 years. The popularity of high-tech issues on U.S. stock markets and recovery in securities markets led gains among electrical machinery makers, technology issues, banks, and securities houses. Laggard automobile-related issues, and domestic-demand sensitive stocks were also increasingly sought. However, as the Nikkei 225 crossed the 10,000-point threshold, it fell back sharply on concerns about overheating, a rebound in Sony's share price and a growing sense of having reached a ceiling, based on machinery orders. Following signs of a recovery in the U.S. economy and capital expenditure trends, electrical machinery, high-tech, machinery and iron and steel stocks turned bullish. However, since the market had factored in favorable results ahead of results announcements, the release of poor results by Sony and Toshiba, unchanged forecasts by MEI, and a decrease in profits by Honda, made investors increasingly choosy in their stock selection as concerns over profitability expanded.

        - August 03: Expectations of a market recovery swelled against the background of an improvement in macro-economic indicators. The Nikkei 225 rose, to above the 10,000-mark mid-month, and continued to rise throughout the rest of the month. Meanwhile the TOPIX recovered to above 1,000 points in mid-August. In addition, the upturn in the stock market was conspicuous with trading volume remaining high even during the obon holidays. During August, the average daily trading volume on the TSE First Section was 1.34 billion shares, with average trading value of Y940 billion.

        - September 03: The market continued to be upbeat on the back of expectations of an economic recovery, monetary easing, and the disappearance of factors aggravating supply and demand. The cyclical selection of stocks, gains made by some stocks irrespective of investment indicators, and excessive market liquidity due to monetary easing, were also factors behind the market's rise. Further, the volatility in the bond market and foreign exchange trends were also seen as influencing the fluctuations in the stock market. During September, the average daily trading volume on the TSE First Section was 1.45 billion shares, with average trading value of Y1.31 trillion.

        - October 03: The Tokyo stock market in October was characterized by fluctuations, with both the TOPIX and Nikkei 225 registering their largest declines since the September 11, 2001 terrorist attacks in the U.S. after posting new year-highs. Although there were strong expectations for positive corporate earnings and continued business confidence in the first half of the month investors sought domestic-demand sector stocks, such as major banks, IT-related stocks, and brokers. This was seen to be due to the strong trend in the yen. In the latter half of the month, share price indices seemed to undergo adjustments due to the fact that there was a lot of profit taking, as trading by non-Japanese investors slowed down. However, investors vigorously sought stocks on an individual basis, such as high techs, following results announcements. Average daily trading volume and value on the TSE First Section continued to be upbeat, totaling 1.39 billion shares and Y1.37 trillion, respectively. Moreover, the TSE Second Section, Mothers, Hercules, and JASDAQ Indices were all firm, with trading value on the Hercules hitting a new high and JASDAQ trading value also reaching its highest level since March 2000.

PERFORMANCE/ATTRIBUTION ANALYSIS

     Table 1. Performance in comparison with the benchmark (TOPIX), U.S. DOLLAR
              ("USD") BASE

                                             LATEST 12 MONTHS
                                            (AS OF OCTOBER 31,
                                                   2003)
                                                    %
                                            ------------------
Japan Equity Fund                                 32.16
Benchmark (TOPIX)                                 36.17
                                                  -----
Difference                                        -4.01


     Table 2. Attribution Analysis Summary, JAPANESE YEN ("JPY") BASE (Latest 12
              Months)

                                                     (%)
                                                  ---------
Portfolio (Equity Only)                             19.76
Benchmark (TOPIX)                                   21.01
                                                    -----
Difference                                          -1.25

BREAKDOWN
Sector Selection                                     1.54
Stock Selection                                     -2.76
                                                    -----
Total                                               -1.25

     Table 3. Portfolio Return (Equity Only) vs. Benchmark Return, JPY base
              (monthly)

                                   PORTFOLIO   BENCHMARK     RELATIVE      SECTOR       STOCK
                                    RETURN      RETURN        RETURN     SELECTION    SELECTION
                                      (A)         (B)        (A)-(B)       EFFECT       EFFECT
                                      (%)         (%)          (%)           (%)          (%)
                                   ---------   ----------   ----------   ----------   ----------
2002    November                        4.97         3.53         1.44          0.4         1.04
        December                       -5.53        -5.54         0.01        -0.12         0.13
2003    January                        -2.35        -2.62         0.27        -0.02         0.29
        February                       -0.74        -0.30        -0.44         0.31        -0.75
        March                          -4.80        -3.75        -1.05         0.07        -1.12
        April                          -0.78         1.09        -1.87        -0.31        -1.56
        May                             3.91         5.16        -1.25         0.16        -1.41
        June                            8.93         7.85         1.08         0.68         0.40
        July                            4.62         3.98         0.64         0.39         0.25
        August                          8.05         6.66         1.36         0.37         0.99
        September                       0.18         1.68         -1.5        -0.60        -0.90
        October                         2.95         2.41         0.54         0.07         0.47

     Table 4. Attribution Analysis Breakdown, JPY base (Latest 12 Months)

                                                                                SECTOR        STOCK
                              PORT        BENCH         PORT        BENCH      SELECTION    SELECTION
                             WEIGHT       WEIGHT       RETURN       RETURN       EFFECT       EFFECT
                               (%)          (%)          (%)         (%)          (%)          (%)
                           ----------   ----------   ----------   ----------   ----------   ----------
Technology                      18.76        17.12        18.14        26.06         0.08        -1.46
Automobile                      10.84        10.63         8.47        15.21        -0.05        -0.79
Machinery                        3.79         3.40        58.59        37.72         0.48         0.92
Pharmaceutical                   3.56         3.95       -21.60        -4.36         0.10        -0.96
Personal Consumption             7.48         7.29        13.87         9.49         0.30        -0.21
Service                          4.27         3.58        13.88         5.44         0.10         0.50
Construction/Property            3.71         3.54        31.51        38.18         0.01        -0.02
Metal/Glass                      6.53         5.23        45.57        53.86         0.36        -0.51
Chemical/Textile                 7.54         7.32        28.37        23.67        -0.02         0.33
Wholesale/Transportation         9.12         8.42        30.13        29.49         0.03         0.05
Finance                         12.32        15.76        15.52        30.91        -0.13        -1.29
Telecom                         10.69         9.70        17.64        24.15        -0.14        -0.53
Public Utility                   1.38         4.06        10.92         9.06         0.42         0.01
Total                          100.00       100.00        19.79        21.01         1.54        -2.76

PERFORMANCE SUMMARY

     As shown in Table 1, the net asset value ("NAV") of the Fund increased by 32.16% in USD terms during the twelve months from November 1, 2002 to October 31, 2003. Over the same period, the benchmark (TOPIX index) gained 36.17% in USD terms. The appreciation of the JPY against the USD was a positive factor for the absolute return in the NAV.

     Table 2 shows that the performance of the equity part of the portfolio, excluding expenses and some cash positions in JPY terms, represents 19.76% in comparison with 21.01% for the benchmark.

FUND PERFORMANCE

     As of October 31, 2003, the Fund's net assets were approximately $64.9 million, which represents a net asset value of $6.00 per share. The change in net asset value in USD depends on several factors such as: (1) the percentage change in the Benchmark during the period; (2) the over- or under-performance of the Fund's portfolio, after expenses, relative to the Benchmark; and (3) the change in the JPY/USD exchange rate.

     Our investment strategy is to invest in undervalued securities based on intensive bottom-up analysis supported by quantitative screening. In our research efforts, we place a priority on evaluation of the top management, and its commitment to enhance shareholder value through clear-cut strategies, including restructuring, that will be eventually reflected in share prices. We add value primarily through a bottom-up stock selection approach for the fundamental Japan equity product.

     It is important to emphasize again that it has not been an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On October 31, 2003, the portion of the Fund's net assets invested in Japanese equities listed on the First Section of the TSE was 96.86%, while short-term investments and other net assets represented 3.14%.

     The invested position of the Fund's assets consisted of common stocks of Japanese companies operating in 29 different industries. The Fund had relatively large weightings in Electric Appliances (17.36% of net assets), Communication (9.75%), Transportation Equipment (9.38%) and Retail Trade (6.43%).

     During the fiscal year ended October 31, 2003, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $4.02 per share on March 11, 2003 to a high of $7.70 on October 14, 2003. The Fund's NYSE market price closed at $7.16 per share on October 31, 2003.

     The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the fiscal year ended October 31, 2003, ranged from a discount of 6.71% on May 22, 2003 to a premium of 29.70% on July 3, 2003, and ended the period at a premium of 19.33%.

     The Fund has not invested in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

     Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. ("DSBI") for all North American clients. A senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa possesses 29 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

     Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager, with a total of 15 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pension clients. He graduated from Aoyama Gakuin University with a B.A. in Law in 1988.

RIGHTS OFFERING

     On November 10, 2003 the Fund announced the record date for a rights offering (the "Offering") of its shares of common stock. The Fund will issue to stockholders of record as of December 4, 2003 (the "Record Date") one transferable right for each share of common stock held. Three rights will entitle the holder to purchase one share of common stock at the subscription price. The subscription price will not be determined until December 23, 2003, the expiration date of the Offering (the "Expiration Date"), and will equal 90% of the average of the closing price of the Fund's common stock on the New York Stock Exchange on the Expiration Date of the Offering and for the four immediately preceding trading days, with a requirement that the price be no lower than 95% of the net asset value per share of common stock of the Fund at the Expiration Date.

     We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

     Sincerely,


  /s/ Hiroshi Kimura                                        /s/ Shunsuke Ichijo
  HIROSHI KIMURA                                            SHUNSUKE ICHIJO
  CHAIRMAN OF THE BOARD                                     PRESIDENT

THE JAPAN EQUITY FUND, INC.

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 2003

COMMON STOCKS--96.86%

  SHARES                                                          VALUE
----------                                                    -------------
BANKS--5.45%
      267   Mitsubishi Tokyo Financial Group Inc.             $   1,934,783
  185,000   The Sumitomo Trust & Banking Co., Ltd.                1,041,919
      130   UFJ Holdings, Inc.*                                     560,448
                                                              -------------
                                                                  3,537,150
                                                              -------------
CHEMICALS--5.48%
  239,000   Denki Kagaku Kogyo Kabushiki Kaisha                     732,214
   19,900   Hitachi Chemical Co., Ltd.                              324,183
  158,000   Mitsui Chemicals Inc.                                   930,435
   20,000   Nifco Inc.                                              258,118
   35,000   Shin-Etsu Chemical Co., Ltd.                          1,313,062
                                                              -------------
                                                                  3,558,012
                                                              -------------
COMMERCE--0.89%
   67,000   Canon Sales Co., Inc.                                   574,619
                                                              -------------
COMMUNICATION--9.75%
   20,200   Hitachi Information System, Ltd.                        587,360
      130   KDDI Corp.                                              711,888
      370   NTT Corp.                                             1,666,392
    1,110   NTT DoCoMo, Inc.                                      2,423,225
    3,700   TIS Inc.                                                131,343
   50,000   Tokyo Broadcasting System, Inc.                         807,650
                                                              -------------
                                                                  6,327,858
                                                              -------------
CONSTRUCTION--1.54%
   55,000   Daiwa House Industry Co., Ltd.                          598,331
  103,000   Shimizu Corp.                                           401,532
                                                              -------------
                                                                    999,863
                                                              -------------
ELECTRIC APPLIANCES--17.36%
   42,000   ALPS Electric Co., Ltd.                           $     710,017
   21,000   Canon Inc.                                            1,024,766
   30,000   Casio Computer Co., Ltd.                                269,400
    9,800   Fanuc Ltd.                                              594,185
  185,000   Hitachi Ltd.                                          1,096,221
   55,000   Japan Radio Co., Ltd.                                   268,391
   13,000   Kyocera Corp.                                           789,396
  150,000   Matsushita Electric Industrial Co., Ltd.              1,993,671
    9,000   NEC Electronics Corp.                                   698,404
   40,000   Nippon Chemi-con Corp.                                  159,604
    2,700   Rohm Co., Ltd.                                          367,034
   61,000   Sharp Corp.                                             968,547
   50,000   Taiyo Yuden Co., Ltd.                                   729,224
    8,500   TDK Corp.                                               561,365
  170,000   Toshiba Corp.                                           687,672
   30,000   Yokogawa Electric Corp.                                 353,605
                                                              -------------
                                                                 11,271,502
                                                              -------------
ELECTRIC POWER & GAS--1.33%
   10,000   Kansai Electric Power Co., Inc.                         174,280
  200,000   Tokyo Gas Co., Inc.                                     691,616
                                                              -------------
                                                                    865,896
                                                              -------------
FOODS--0.80%
   60,000   Fuji Oil Co., Ltd.                                      520,638
                                                              -------------
GLASS & CERAMIC PRODUCTS--1.07%
   60,000   NGK Insulators, Ltd.                                    413,319
    7,000   Nippon Electric Glass Co., Ltd.                         129,701
   80,000   Sumitomo Osaka Cement Co., Ltd.                         148,964
                                                              -------------
                                                                    691,984
                                                              -------------

  SHARES                                                          VALUE
----------                                                    -------------
INSURANCE--0.70%
   97,000   Nissay Dowa General Insurance Co., Ltd.           $     453,770
                                                              -------------
IRON & STEEL--2.76%
  550,000   Kobe Steel, Ltd.*                                       711,337
  355,000   Nippon Steel Corp.                                      735,920
  170,000   Nisshin Steel Co., Ltd.                                 341,497
                                                              -------------
                                                                  1,788,754
                                                              -------------
LAND TRANSPORTATION--1.44%
       40   East Japan Railway Co.                                  182,719
   56,000   Yamato Transport Co., Ltd.                              750,468
                                                              -------------
                                                                    933,187
                                                              -------------
MACHINERY--3.99%
   30,000   Amada Co., Ltd.                                         130,710
   85,000   Komatsu Ltd.                                            463,906
  130,000   Mitsubishi Heavy Industries, Ltd.                       360,117
  180,000   NSK Ltd.                                                747,936
   11,000   Ricoh Co., Ltd.                                         210,374
   33,200   THK Co., Ltd.                                           679,105
                                                              -------------
                                                                  2,592,148
                                                              -------------
MARINE TRANSPORTATION--0.69%
  110,000   Mitsui O.S.K. Lines, Ltd.                               451,018
                                                              -------------
METAL PRODUCTS--0.85%
   30,000   NHK Spring Co., Ltd.                                    137,865
   23,000   Tostem Inax Holding Corp.                               413,291
                                                              -------------
                                                                    551,156
                                                              -------------
NON-FERROUS METALS--1.66%
   85,000   Fujikura Ltd.                                           515,364
  140,000   Mitsui Mining & Smelting Co., Ltd.                      565,034
                                                              -------------
                                                                  1,080,398
                                                              -------------
OTHER FINANCING BUSINESS--1.73%
   52,000   Hitachi Capital Corp.                             $     703,541
    2,870   SFCG Co., Ltd.                                          421,734
                                                              -------------
                                                                  1,125,275
                                                              -------------
OTHER PRODUCTS--1.82%
  128,000   Toppan Printing Co., Ltd.                             1,183,489
                                                              -------------
PHARMACEUTICAL--3.44%
   37,000   Takeda Chemical Industries, Ltd.                      1,320,216
   36,000   Yamanouchi Pharmaceutical Co., Ltd.                     911,392
                                                              -------------
                                                                  2,231,608
                                                              -------------
PRECISION INSTRUMENTS--0.51%
   40,000   Citizen Watch Co., Ltd.                                 330,582
                                                              -------------
REAL ESTATE--2.05%
  142,000   Mitsui Fudosan Co., Ltd.                              1,332,471
                                                              -------------
RETAIL TRADE--6.43%
   13,000   Fast Retailing Co., Ltd.                                796,551
    2,000   Hard Off Corp. Co., Ltd.                                 42,928
   53,400   Isetan Co., Ltd.                                        557,413
   68,000   Marui Co., Ltd.                                         870,739
    7,800   Matsumotokiyoshi Co., Ltd.                              395,652
    4,500   Nitori Co., Ltd.                                        289,351
   17,000   Otsuka Kagu Ltd.                                        498,991
   69,000   Uny Co., Ltd.                                           724,051
                                                              -------------
                                                                  4,175,676
                                                              -------------
RUBBER PRODUCTS--1.12%
  260,000   Yokahama Rubber Co., Ltd.                               727,389
                                                              -------------

  SHARES                                                          VALUE
----------                                                    -------------
SECURITIES--4.06%
  230,000   Nikko Cordial Corp.                               $   1,251,055
   80,000   Nomura Holdings Inc.                                  1,385,434
                                                              -------------
                                                                  2,636,489
                                                              -------------
SERVICES--2.93%
    6,700   Meitec Corp.                                            241,524
    1,800   OBIC Co., Ltd.                                          399,560
   13,500   Secom Co., Ltd.                                         532,471
      100   The Goodwill Group, Inc.                                726,472
                                                              -------------
                                                                  1,900,027
                                                              -------------
TEXTILE & APPAREL--1.82%
  195,000   Mitsubishi Rayon Co., Ltd.                              729,774
   40,000   Onward Kashiyma Co., Ltd.                               452,761
                                                              -------------
                                                                  1,182,535
                                                              -------------
TRANSPORTATION EQUIPMENT--9.38%
   40,000   Denso Corp.                                             764,997
   20,000   Honda Motor Co., Ltd.                                   796,184
  140,000   Mazda Motor Corp.                                       362,135
   15,000   Nissan Motor Co., Ltd.                                  169,510
   15,600   Shimano Inc.                                            300,495
   10,300   Showa Corp.                                             102,981
   14,800   Toyota Industries Corp.                                 275,582
   98,000   Toyota Motor Corp.                                    2,813,612
   44,000   Yamaha Motor Co., Ltd.                                  503,284
                                                              -------------
                                                                  6,088,780
                                                              -------------
WAREHOUSING--1.35%
  100,000   Mitsubishi Logistics Corp.                              877,821
                                                              -------------
WHOLESALE TRADE--4.46%
   15,000   Autobacs Seven Co., Ltd.                          $     330,215
    3,600   Kuroda Electric Co., Ltd.                               114,584
   63,000   Mitsubishi Corp.                                        659,356
  150,000   Mitsui & Co., Ltd.                                    1,100,715
       91   Net One Systems Co., Ltd.                               687,800
                                                              -------------
                                                                  2,892,670
                                                              -------------
Total Common Stocks
  (Cost--$57,173,942)                                            62,882,765
                                                              -------------

SHORT-TERM INVESTMENTS--0.23%

PRINCIPAL
 AMOUNT
  (000)
---------
U.S. DOLLAR TIME DEPOSIT--0.23%
  $   149   Bank of New York Time
              Deposit, 0.05%,
              due 11/3/03
              (Cost--$149,229)                                      149,229
                                                              -------------
Total Investments--97.09%
  (Cost--$57,323,171)                                            63,031,994
Other assets less liabilities--2.91%                              1,886,378
                                                              -------------
NET ASSETS (Applicable to
  10,815,688 shares of capital stock
  outstanding; equivalent to $6.00
  per share)--100.00%                                         $  64,918,372
                                                              =============

----------
  *  Non-income producing securities.

THE JAPAN EQUITY FUND, INC.

TEN LARGEST EQUITY POSITIONS HELD
OCTOBER 31, 2003

                                              PERCENT OF
ISSUE                                         NET ASSETS
-----                                         ----------
Toyota Motor Corp.                               4.33%
NTT DoCoMo, Inc.                                 3.73
Matsushita Electric Industrial Co., Ltd.         3.07
Mitsubishi Tokyo Financial Group Inc.            2.98
NTT Corp.                                        2.57
Nomura Holdings Inc.                             2.13
Mitsui Fudosan Co., Ltd.                         2.05
Takeda Chemical Industries, Ltd.                 2.03
Shin-Etsu Chemical Co., Ltd.                     2.02
Nikko Cordial Corp.                              1.93

TEN LARGEST EQUITY CLASSIFICATIONS HELD
OCTOBER 31, 2003

                                              PERCENT OF
INDUSTRY                                      NET ASSETS
--------                                      ----------
Electric Appliances                             17.36%
Communication                                    9.75
Transportation Equipment                         9.38
Retail Trade                                     6.43
Chemicals                                        5.48
Banks                                            5.45
Wholesale Trade                                  4.46
Securities                                       4.06
Machinery                                        3.99
Pharmaceutical                                   3.44

THE JAPAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2003

ASSETS
   Investment in securities, at value (cost--$57,323,171)                                           $ 63,031,994
   Cash denominated in foreign currency (cost--$1,327,293)                                             1,325,093
   Receivable for securities sold                                                                      2,105,387
   Interest and dividends receivable                                                                     218,291
   Deferred rights expense                                                                                15,150
   Prepaid expenses                                                                                       33,891
                                                                                                    ------------
     Total assets                                                                                     66,729,806
                                                                                                    ------------
LIABILITIES
   Payable for securities purchased                                                                    1,704,890
   Accrued expenses and other liabilities                                                                106,544
                                                                                                    ------------
     Total liabilities                                                                                 1,811,434
                                                                                                    ------------
NET ASSETS
   Capital stock, $0.01 par value per share; total 30,000,000 shares authorized;
    10,815,688 shares issued and outstanding                                                             108,157
   Paid-in capital in excess of par value                                                            107,239,148
   Accumulated net realized loss on investments                                                      (48,137,844)
   Net unrealized appreciation on investments and other assets and liabilities
    denominated in foreign currency                                                                    5,708,911
                                                                                                    ------------
     Net assets applicable to shares outstanding                                                    $ 64,918,372
                                                                                                    ============
          NET ASSET VALUE PER SHARE                                                                 $       6.00
                                                                                                    ============

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $59,858)                                   $      534,138
   Interest                                                                                      97
                                                                                     --------------
     Total investment income                                                                534,235
                                                                                     --------------
EXPENSES:
   Investment management fee                                                                242,485
   Administration fee                                                                       120,904
   Custodian fees and expenses                                                               85,730
   Audit and tax services                                                                    83,300
   Legal fees and expenses                                                                   75,177
   Reports and notices to shareholders                                                       49,843
   Insurance expense                                                                         39,625
   Directors' fees and expenses                                                              26,807
   Transfer agency fee and expenses                                                          15,781
   Other                                                                                     47,840
                                                                                     --------------
     Total expenses                                                                         787,492
                                                                                     --------------
Net investment loss                                                                        (253,257)
                                                                                     --------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
  TRANSACTIONS:
   Net realized losses on investments                                                    (5,224,636)
   Net realized foreign currency transaction gains                                          209,459
   Net change in unrealized appreciation (depreciation) on investments in equity
    securities                                                                           21,082,931
   Net change in unrealized appreciation (depreciation) on assets and
    liabilities denominated in foreign currency                                              (2,396)
                                                                                     --------------
Net realized and unrealized gains from investment activities and foreign
  currency transactions                                                                  16,065,358
                                                                                     --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $   15,812,101
                                                                                     ==============

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FOR THE YEARS ENDED
                                                                                           OCTOBER 31,
                                                                                --------------------------------
                                                                                     2003              2002
                                                                                --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss                                                          $     (253,257)   $     (421,926)
   Net realized gain (loss) on:
     Investments                                                                    (5,224,636)      (13,433,292)
     Foreign currency transactions                                                     209,459           (81,954)
   Net change in unrealized appreciation (depreciation) on:
     Investments in equity securities                                               21,082,931         2,524,336
     Translation of short-term investments and other assets and liabilities
       denominated in foreign currency                                                  (2,396)            7,749
                                                                                --------------    --------------
   Net increase (decrease) in net assets resulting from operations                  15,812,101       (11,405,087)
                                                                                --------------    --------------

NET ASSETS:
   Beginning of year                                                                49,106,271        60,511,358
                                                                                --------------    --------------
   End of year                                                                  $   64,918,372    $   49,106,271
                                                                                ==============    ==============

                 See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

     The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

     VALUATION OF INVESTMENTS--Securities which are listed on the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

     FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

     TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

     The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and dividends, paid to the Fund by Japanese corporations.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

     The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI.

     In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 2003, there were no out-of-pocket expenses incurred by the Manager or the Adviser.

     At October 31, 2003, the Fund owed $23,022 to the Manager and the Manager informed the Fund that it owed the Adviser $13,813.

     Brokerage commissions of $21,224 were paid by the Fund to Daiwa Securities America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the year ended October 31, 2003. At October 31, 2003, the Fund had unsettled purchases of $487,305 and unsettled sales of $913,349 with this affiliate, such amounts are included in "Payable for securities purchased" and "Receivable for securities sold", respectively, in the Statement of Assets and Liabilities.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

     Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the year ended October 31, 2003, there were no out-of-pocket expenses incurred by the Administrator.

     DSTC also acts as custodian for the Fund's assets and has appointed Sumitomo Mitsui Banking Corporation (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-

Custodian. During the year ended October 31, 2003, DSTC and the Sub-Custodian earned $29,105 and $56,625, respectively, as compensation for custodial service to the Fund.

     At October 31, 2003, the Fund owed $10,897 and $3,150 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $2,974 payable to the Sub-Custodian.

     During the year ended October 31, 2003, the Fund paid or accrued $75,177 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

     For federal income tax purposes, the cost of securities owned at October 31, 2003 was substantially the same as the cost of securities for financial statement purposes. At October 31, 2003, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $5,708,823 was composed of gross appreciation of $8,779,851 for those investments having an excess of value over cost, and gross depreciation of $3,071,028 for those investments having an excess of cost over value. For the year ended October 31, 2003, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $42,867,805 and $43,850,776, respectively.

     In order to present undistributed net investment income and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par value, undistributed net investment income and accumulated net realized loss on investments.

     For the year ended October 31, 2003, the adjustments were to decrease net investment loss by $253,257, increase accumulated net realized loss on investments by $209,459 and decrease paid-in capital in excess of par by $43,798, primarily relating to the Fund's net operating loss for the year ended October 31, 2003 and the reclassification of realized foreign currency gains. Net investment income, net realized losses and net assets were not affected by this change.

     At October 31, 2003, the Fund had a remaining capital loss carryover of $48,137,844, of which $6,264,639 expires in the year 2005, $16,909,841 expires in the year 2006, $6,225,150 expires in the year 2009, $13,474,882 expires in the year 2010 and $5,263,332 expires in the year 2011 available to offset future net capital gains.

     As of October 31, 2003, the Fund had no distributable earnings.

CAPITAL STOCK

     There are 30,000,000 shares of $.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at October 31, 2003, Daiwa Securities America Inc. an affiliate of the Manager, Adviser and DSTC owned 14,532 shares.

SUBSEQUENT EVENT

     On November 10, 2003, the Fund announced that it will issue to stockholders of record as of December 4, 2003 (the "Record Date") one transferable right for each share of common stock held (the "Offering"). Three rights will entitle the holder to purchase one share of common stock at the subscription price. The subscription price will not be determined until December 23, 2003, the expiration date of the Offering (the "Expiration Date") and will equal 90% of the average of the closing price of the Fund's common stock on the New York Stock Exchange on the Expiration Date of the Offering and the four immediately preceding trading days, with a requirement that the price be no lower than 95% of the net asset value per share of common stock of the Fund at the Expiration Date. If all subscription rights are exercised, the Fund will issue approximately 3,605,229 shares of its common stock in the Offering.

THE JAPAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                                   FOR THE YEARS ENDED OCTOBER 31,
                                                                      2003         2002         2001         2000         1999
                                                                    --------     --------     --------     --------     --------
Net asset value, beginning of year                                  $   4.54     $   5.59     $   8.35     $   9.39     $   6.08
                                                                    --------     --------     --------     --------     --------
Net investment loss                                                    (0.02)       (0.04)       (0.04)       (0.04)       (0.01)
Net realized and unrealized gains (losses) on investments and
  foreign currency transactions                                         1.48        (1.01)       (2.72)       (1.00)        3.32
                                                                    --------     --------     --------     --------     --------
Net increase (decrease) in net asset value resulting
  from operations                                                       1.46        (1.05)       (2.76)       (1.04)        3.31
                                                                    --------     --------     --------     --------     --------
Net asset value, end of year                                        $   6.00     $   4.54     $   5.59     $   8.35     $   9.39
                                                                    ========     ========     ========     ========     ========
Per share market value, end of year                                 $  7.160     $  4.150     $  4.990     $  7.063     $  9.813
                                                                    ========     ========     ========     ========     ========
Total investment return:
   Based on market price at beginning and end of year                  72.53%      (16.83)%     (29.35)%     (28.02)%      42.73%
   Based on net asset value at beginning and end of year               32.16%      (18.78)%     (33.05)%     (11.08)%      54.44%
Ratios and supplemental data:
   Net assets, end of year (in millions)                            $   64.9     $   49.1     $   60.5     $   90.3     $  101.6
   Ratios to average net assets of:
     Expenses                                                           1.50%        1.44%        1.12%        0.96%        1.08%
     Net investment loss                                               (0.48)%      (0.74)%      (0.51)%      (0.48)%      (0.11)%
Portfolio turnover                                                     84.00%       76.19%       63.39%       61.91%       58.70%

THE JAPAN EQUITY FUND, INC.

REPORT OF INDEPENDENT AUDITORS

To The Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 3, 2003

THE JAPAN EQUITY FUND, INC.

TAX INFORMATION (UNAUDITED)

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 2003) as to the federal tax status of distributions received by you during such fiscal year. There were no dividend payments or foreign tax credits with respect to the fiscal year 2003.

     SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

THE JAPAN EQUITY FUND, INC.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

     The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2006 for Class I Directors, 2004 for Class II Directors and 2005 for Class III Directors, or until their successors are duly elected and qualified.

                                                                                                          NUMBER OF
                                                                                                          FUNDS IN
                                              PRINCIPAL OCCUPATION                                          FUND
                                            OR EMPLOYMENT DURING PAST                                    COMPLEX FOR
                                                 FIVE YEARS AND                         DIRECTOR OR         WHICH
  NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN                        OFFICER OF        DIRECTOR
   OF DIRECTORS/OFFICERS                     PUBLICLY HELD COMPANIES                    FUND SINCE       SERVES (1)
--------------------------------------------------------------------------------------------------------------------
DIRECTORS

   Austin C. Dowling (71)         Retired; Director, The Thai Capital Fund, Inc.,        Class III           3
   1002 E Long Beach Boulevard    since 1990; Director, The Singapore Fund, Inc.,        Director
   North Beach, NJ 08008          since 2000.                                           since 1992

   Martin J. Gruber (65)          Professor of Finance, Leonard N. Stern School of   Class I Director        3
   229 South Irving Street        Business, New York University, since 1965;            since 1992
   Ridgewood, NJ 07450            Director, The Thai Capital Fund, Inc., since
                                  2000; Director, The Singapore Fund, Inc., since
                                  2000; Director, SG Cowen Income & Growth Fund,
                                  Inc., from 1986 to 2001; Director, SG Cowen
                                  Opportunity Fund, from 1987 to 2001; Director, SG
                                  Cowen Standby Reserve Fund Inc., from 1985 to
                                  2001; Director, SG Cowen Standby Tax Exempt
                                  Reserve Fund Inc., from 1986 to 2001; Trustee,
                                  Deutsche Asset Management BT Family of Funds,
                                  since 1992; Trustee, C.R.E.F., since 2001;
                                  Trustee, T.I.A.A., from 1996 to 2000.

   David G. Harmer (60)           Executive Director, Department of Community and    Class II Director       3
   4337 Bobwhite Court            Economic Development for the State of Utah since      since 1997
   Ogden, UT 84403                May 2002; Chairman, 2K2 Hosting Corporation, from
                                  April 2001 to April 2002; President, Jetway
                                  Systems, a division of FMC Corporation, from 1997
                                  until 2001; Director, The Thai Capital Fund,
                                  Inc., since 2000; Director, The Singapore Fund,
                                  Inc., since 1996.

 * Hiroshi Kimura (50)            Chairman and President, Daiwa Securities Trust         Chairman of         1
   One Evertrust Plaza            Company, since July 2001; Director and Senior         the Board and
   Jersey City, NJ 07302-3051     Vice President of Daiwa Securities Trust Company,   Class I Director
                                  from April 1999 to June 2001; Associate Director       since 2001
                                  of Daiwa Europe Bank, from April 1996 to March
                                  1999.

   Oren G. Shaffer (60)           Vice Chairman and Chief Financial Officer of       Class II Director       3
   1891 California Street         Qwest Communications International Inc., since        since 2000
   Denver, CO 80202               July 2002; Executive Vice President and Chief
                                  Financial Officer of Ameritech Corporation, from
                                  1994 to 2000; Director, The Thai Capital Fund,
                                  Inc., since 2000; Director, The Singapore Fund,
                                  Inc., since 1997.

                                                                                                          NUMBER OF
                                                                                                          FUNDS IN
                                              PRINCIPAL OCCUPATION                                          FUND
                                            OR EMPLOYMENT DURING PAST                                    COMPLEX FOR
                                                 FIVE YEARS AND                         DIRECTOR OR         WHICH
  NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN                        OFFICER OF        DIRECTOR
   OF DIRECTORS/OFFICERS                     PUBLICLY HELD COMPANIES                    FUND SINCE       SERVES (1)
--------------------------------------------------------------------------------------------------------------------
OFFICERS

   Shunsuke Ichijo (50)           Chief Executive Officer and Director of Daiwa SB   President of the        --
   7-9, Nihonbashi 2-chome,       Investments since 1999; General Manager if            Fund since
   Chuo-ku, Tokyo 103-0027        International Division of DICAM Tokyo since 1996.        2000
   Japan

   John J. O'Keefe (44)           Vice President of the Fund Accounting Department    Vice President         --
   One Evertrust Plaza            of Daiwa Securities Trust Company since 2000;        and Treasurer
   Jersey City, NJ 07302-3051     Assistant Controller for Reserve Management           of the Fund
                                  Corporation from 1999 to 2000; Accounting Manager     since 2000
                                  for Prudential Investments from 1998 to 1999; and
                                  Assistant Vice President of Daiwa Securities
                                  Trust Company from 1990 to 1998; Vice President
                                  and Treasurer of The Thai Capital Fund, Inc. and
                                  The Singapore Fund, Inc., since 2000.

   Mariedor Pineda (29)           Production Analyst of Daiwa Securities Trust       Secretary of the        --
   One Evertrust Plaza            Company since 1999; Assistant Supervisor of           Fund since
   Jersey City, NJ 07302-3051     CAMBA-Park Slope Women's Shelter, from 1996 to           2003
                                  1999; Secretary of The Thai Capital Fund, Inc.
                                  and The Singapore Fund, Inc., since 2003.

   Laurence E. Cranch (56)        Partner in the law firm of Clifford Chance US LLP      Assistant           --
   200 Park Avenue                since 1980; Assistant Secretary of The Thai        Secretary of the
   New York, NY 10166             Capital Fund, Inc. and The Singapore Fund, Inc.,      Fund since
                                  since 1992.                                              1992

----------
(1) "Fund Complex" includes the Fund, The Thai Capital Fund, Inc., The Singapore Fund, Inc. and other investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (H.K.) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.
* Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Kimura is deemed an interested person of the Fund because of his affiliation with Daiwa Securities Trust Company, an affiliate of the Fund's investment adviser, Daiwa SB Investments Ltd.

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS
Hiroshi Kimura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer

OFFICERS
Shunsuke Ichijo
PRESIDENT
John J. O'Keefe
VICE PRESIDENT AND TREASURER
Mariedor Pineda
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER
Daiwa SB Investments Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
PFPC Inc.
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                  ANNUAL REPORT
                                OCTOBER 31, 2003

================================================================================


[JAPAN EQUITY FUND LOGO]


================================================================================

THE JAPAN EQUITY FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.